UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934


                        Date of Report: February 17, 2005
                        (Date of earliest event reported)

                               PLANGRAPHICS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Colorado                   0-14273                 84-0868815
        --------                   -------                 ----------
       (State of                (Commission              (IRS Employer
     incorporation)              File Number)          Identification No.)


                    112 East Main Street, Frankfort, KY 40601
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (720) 851-0716


        -----------------------------------------------------------------
             (Former Name and address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Financing Agreement. On Form 8-K dated January 7, 2005 PlanGraphics, Inc. (hereafter, "we," "registrant" or "the Company") reported entry into a 12-month agreement with K Capital Partners, Inc. ("K Cap") for financing of qualified accounts receivable up to $1.5 million. Rockland Credit Finance LLC. ("Rockland"), was a subordinate investor participating in the financing of that agreement. Subsequently, Rockland and K Cap agreed to reverse roles. As a result Rockland took the superior position in the financing arrangement. Effective February 17, 2005, PlanGraphics entered into a replacement agreement with Rockland that is substantially comparable to the terms and conditions of the previous agreement with K Cap.

The Rockland agreement provides for Rockland to purchase up to $1.5 million of accounts receivable invoices for which it will initially pay PlanGraphics 80% of the face value. Upon collection of the invoices Rockland will remit the remaining 20% of each invoice, less varying levels of discount dependent upon the age of the receivables at the time of collection. The agreement requires PlanGraphics to submit a minimum monthly volume of $500,000 of invoices each month for purchase; if the agreement is terminated by PlanGraphics prior to its expiration date, a termination fee equal to the discount fee that would have been earned on minimum monthly volume for the remaining number of months is payable in addition to the minimum monthly volume requirement. However, if PlanGraphics terminates the agreement after six months from the date of the agreement upon securing bank financing, the termination fee is zero.

The initial funding of the financing by Rockland occurred on February 17, 2005. The agreement with Rockland is filed as Exhibit 10-1 of this report.


ITEM 1.02     TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Financing Agreement. PlanGraphics, Inc. previously reported on Form 8-K dated January 7, 2005 that it entered into a 12-month agreement with K Capital Partners, Inc. ("K Cap") for accounts receivable financing. As a result of Rockland replacing K Cap as the financing organization for the agreement, the financing agreement with K Cap is terminated effective February 17, 2005.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

Exhibit No.    Description
-----------    -----------

10.1 Master Factoring Agreement with Rockland Credit Finance LLC executed February 17, 2005



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PLANGRAPHICS, INC.
                                  (Registrant)


February 22, 2005              /S/  Fred Beisser
                               -----------------
                                   (Signature)
                              Frederick G. Beisser
                         Senior Vice President - Finance
              Secretary, Treasurer and Principal Accounting Officer